Consolidated Financial Statements
(Unaudited)

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
September 30, 2010

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Financial Statements (Unaudited)

September 30, 2010

Contents

Consolidated Portfolio Asset Allocation	2

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Notes to Consolidated Financial Statements	14
Consolidated Schedule of Changes in Investments in Affiliates	28
Consolidated Schedule of Restricted Securities of Unaffiliated Issuers	29

Supplemental Information

Consolidating Statement of Assets and Liabilities	30
Consolidating Statement of Operations	31

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov.  The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted
.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

September 30, 2010

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	11.9%
Gambling Industries	9.0%
Architectural, Engineering, and Related Services	6.2%
Communications Equipment Manufacturing	5.8%
Motor Vehicle Parts Manufacturing	5.4%
Radio and Television Broadcasting	5.2%
Industrial Machinery Manufacturing	5.0%
Scheduled Air Transportation	3.8%
Cable and Other Subscription Programming	3.1%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	3.0%
Other Financial Investment Activities	2.9%
Full-Service Restaurants	2.5%
Semiconductor and Other Electronic Component Manufacturing	2.1%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	2.0%
Electric Power Generation, Transmission and Distribution	1.8%
Book, Periodical, and Music Stores	1.6%
Supporting Activities for Mining	1.6%
Other Investment Pools and Funds	1.4%
Other Professional, Scientific, and Technical Services	1.4%
Satellite Telecommunications	1.3%
Computer and Peripheral Equipment Manufacturing	1.1%
Data Processing, Hosting, and Related Services	1.0%
Offices of Real Estate Agents and Brokers	1.0%
Aerospace Product and Parts Manufacturing	0.8%
Basic Chemical Manufacturing	0.8%
Management, Scientific, and Technical Consulting Services	0.7%
Oil and Gas Extraction	0.7%
Activities Related to Credit Intermediation	0.6%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	0.6%
Health and Personal Care Stores	0.4%
Depository Credit Intermediation	0.3%
Home Furnishings Stores	0.1%
Motor Vehicle Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Wireless Telecommunications Carriers (except Satellite)	0.0%
Cash and Cash Equivalents	14.9%

Total	100.0%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $994,088,464)	$977,785,056
Affiliates (cost $301,366,666)	252,122,987
Total investments (cost $1,295,455,130)	1,229,908,043

Cash and cash equivalents	214,636,321
Receivable for open trades	29,985,014
Accrued interest income:
Unaffiliated issuers	26,285,481
Affiliated issuers	2,390,869
Deferred debt issuance costs	4,563,205
Prepaid expenses and other assets	276,883
Total assets	1,508,045,816

Liabilities
Credit facility payable	88,556,000
Payable for investments purchased	45,422,931
Management and advisory fees payable	2,387,500
Equity placement costs payable	543,163
Payable to affiliate	185,075
Interest payable	2,393
Accrued expenses and other liabilities	771,066
Total liabilities	137,868,128

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized,
issued and outstanding	280,000
Accumulated distributions on Series Z preferred stock	18,051
Total preferred stock	298,051

Preferred equity facility
Series A preferred limited partner interests in Tennenbaum
Opportunities Partners V, LP; $20,000/interest liquidation preference;
25,000 interests authorized, 18,450 interests issued and outstanding	369,000,000
Accumulated dividends on Series A preferred equity facility	979,439
Total preferred limited partner interests	369,979,439

Minority interest
General partner interest in Tennenbaum Opportunities Partners V, LP	-

Net assets applicable to common shareholders	$999,900,198

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 78,287.806 shares
issued and outstanding	$78
Paid-in capital in excess of par	1,079,663,785
Accumulated net investment income	14,528,265
Accumulated net realized loss	(32,750,026)
Accumulated net unrealized depreciation	(61,523,853)
Accumulated dividends to Series Z preferred shareholders	(18,051)
Net assets applicable to common shareholders	$999,900,198

Common stock, NAV per share	$12,772.11

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (73.22%)
Bank Debt (46.09%) (1)
Architectural, Engineering, and Related Services (1.25%)
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14 (2)	$18,127,371	$18,127,371	1.25%

Book, Periodical, and Music Stores (1.64%)
Borders Group, Inc., 2nd Lien FIFO Term Loan, LIBOR + 12.25%, due 4/1/14	$1,937,045	-	-
Borders Group, Inc., 2nd Lien Term Loan, LIBOR + 12.25%, due 4/1/14	$23,979,044	23,619,358	1.64%
Total Book, Periodical, and Music Stores		23,619,358

Cable and Other Subscription Programming (3.06%)
Medfort, S.a.r.l, 1st Lien Term Loan, EURIBOR + 13%, due 7/5/17 - (Germany) (3)	€2,467,177	768,993	0.05%
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK,
due 11/21/17 - (Germany) (3)	€36,914,223	43,452,233	3.01%
Total Cable and Other Subscription Programming		44,221,226

Communications Equipment Manufacturing (5.82%)
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 1/31/11	$7,401,579	7,401,579	0.51%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 1/31/11	$41,441,240	41,441,240	2.87%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$39,301,984	35,273,530	2.44%
Total Communications Equipment Manufacturing		84,116,349

Computer and Peripheral Equipment Manufacturing (1.12%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 2% PIK, due 11/22/12	$18,639,164	16,390,815	1.12%

Electric Power Generation, Transmission and Distribution (1.77%)
Texas Competitive Electric Holdings Company, LLC, B3 Term Loan
LIBOR + 3.5%, due 10/10/14	$17,662,081	13,705,280	0.94%
Texas Competitive Electric Holdings Company, LLC, Delayed Draw Term Loan
LIBOR + 3.5%, due 10/10/14	$15,597,205	12,062,925	0.83%
Total Electric Power Generation, Transmission and Distribution		25,768,205

Gambling Industries (1.06%)
Gateway Casinos & Entertainment Limited, 1st Lien Term Loan, LIBOR + 8.5%
due 9/16/14 - (Canada) (2)	$15,196,231	15,272,213	1.06%

Industrial Machinery Manufacturing (3.29%)
BOC Edwards Limited, 1st Lien Term Loan, LIBOR + 2%, due 5/31/14	$6,676,537	6,092,340	0.42%
BOC Edwards Limited, 2nd Lien Term Loan, LIBOR + 5.75%, due 11/30/14	$45,001,055	41,400,971	2.87%
Total Industrial Machinery Manufacturing		47,493,311

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.61%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%,
due 10/2/13	$744,828	588,414	0.04%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$10,482,892	8,281,485	0.57%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		8,869,899

Management, Scientific, and Technical Consulting Services (0.68%)
Booz Allen Hamilton, Inc., Mezzanine Loan, 13%, due 7/31/16	$9,599,391	9,815,377	0.68%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Motor Vehicle Parts Manufacturing (5.42%)
Visteon Corporation, 1st Lien Term Loan, PRIME + 2%, due 6/13/13 (4)	$71,627,582	$78,312,799	5.42%

Offices of Real Estate Agents and Brokers (0.98%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$21,204,819	22,618,481	1.57%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$48,915,663	(8,560,241)	(0.59)%
Total Offices of Real Estate Agents and Brokers		14,058,240

Other Financial Investment Activities (2.94%)
American Capital, Ltd., 1st Lien Senior Secured Term Loan, LIBOR + 6.5%,
due 12/31/12	$28,343,384	28,396,528	1.97%
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$18,276,790	13,981,744	0.97%
Total Other Financial Investment Activities		42,378,272

Other Investment Pools and Funds (1.39%)
Vion Holdings II, LLC, Senior Secured Term Loan, LIBOR + 11%, due 2/27/12	$20,122,825	20,122,825	1.39%

Radio and Television Broadcasting (4.97%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14 (2)	$8,437,500	2,981,250	0.21%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14 (2)	$66,164,209	68,810,777	4.76%
Total Radio and Television Broadcasting		71,792,027

Semiconductor and Other Electronic Component Manufacturing (2.06%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, due 9/29/15	$27,414,213	27,003,000	1.87%
Isola USA Corporation, Senior Subordinated Term Loan, 8% Cash + 8% PIK, due 3/29/16	$2,706,242	2,706,242	0.19%
Total Semiconductor and Other Electronic Component Manufacturing		29,709,242

Support Activities for Mining (1.64%)
Trico Marine Services, Inc., 1st Lien Term Loan, LIBOR + 11.5%, due 12/31/11	$9,222,709	9,222,709	0.64%
Trico Marine Services, Inc., Senior Secured Super Priority DIP Term Loan,
LIBOR + 11.5%, due 3/11/11	$3,689,084	3,689,084	0.26%
Trico Shipping AS, 1st Lien Term Loan A, 13.5%, due 7/1/14 - (Norway)	$10,365,857	10,200,003	0.71%
Trico Shipping AS, Priority 1st Lien Term Loan A, 13.5%, due 9/21/11 - (Norway)	$363,000	363,000	0.03%
Trico Shipping AS, Priority 1st Lien Term Loan B, 13.5%, due 9/21/11 - (Norway)	$170,000	-	-
Total Support Activities for Mining		23,474,796

Wired Telecommunications Carriers (6.39%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Netherlands) (3)	€5,932,929	6,624,037	0.46%
Hawaiian Telcom Communications, Inc., Revolver, Prime + 1.25%, due 4/30/12	$10,614,281	8,438,353	0.58%
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, Prime + 1.25%,
due 4/30/12	$3,011,948	2,394,499	0.17%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15 (2)	$15,744,054	15,832,614	1.10%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.50%,
due 8/9/16 - (Netherlands) (3)	€13,645,416	14,965,365	1.04%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%,
due 2/16/17 - (Netherlands) (3)	€6,798,182	7,224,238	0.50%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK,
due 8/16/17 - (Netherlands) (3)	€47,848,450	$36,701,254	2.54%
Total Wired Telecommunications Carriers		92,180,360

Total Bank Debt (Cost $647,683,156)		665,722,685

Other Corporate Debt Securities (27.13%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (2.02%)
NCO Group, Inc., Senior Secured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$18,181,000	15,116,229	1.05%
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$15,387,000	13,943,853	0.97%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		29,060,082

Aerospace Product and Parts Manufacturing (0.80%)
Hawker Beechcraft, Inc., Senior Secured Notes, 8.5%, due 4/1/15	$9,372,000	7,301,819	0.51%
Hawker Beechcraft, Inc., Senior Secured Notes, 8.875% Cash or 9.625% PIK, due 4/1/15	$5,570,000	4,184,407	0.29%
Total Aerospace Product and Parts Manufacturing		11,486,226

Architectural, Engineering, and Related Services (4.44%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$68,596,000	51,741,277	3.58%
Alion Science & Technology Corporation, Senior Secured Notes, 10%
Cash + 2% PIK, due 11/1/14	$10,402,513	10,453,693	0.72%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes,
18% PIK, due 3/31/15 (2), (5)	$2,083,846	2,083,846	0.14%
Total Architectural, Engineering, and Related Services		64,278,816

Basic Chemical Manufacturing (0.80%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (3)	€8,938,000	11,487,053	0.80%

Data Processing, Hosting, and Related Services (0.15%)
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (5)	$1,873,000	2,144,585	0.15%

Full-Service Restaurants (2.54%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13 (5)	$35,724,000	36,695,693	2.54%

Gambling Industries (3.39%)
Harrah's Operating Company, Inc., Senior Secured Notes, 11.25%, due 6/1/17	$50,000	55,250	-
Harrah's Operating Company, Inc., Senior Secured Notes, 10%, due 12/15/18	$60,600,000	48,934,500	3.39%
Total Gambling Industries		48,989,750

Health and Personal Care Stores (0.39%)
Rite Aid Corporation, Senior Unsecured Notes, 9.5%, due 6/15/17	$6,640,000	5,608,542	0.39%

Home Furnishings Stores (0.04%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	631,744	0.04%

Industrial Machinery Manufacturing (1.28%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (5)	$18,433,000	18,433,000	1.28%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Investment	Amount	Value	and Investments

Debt Investments (continued)
Oil and Gas Extraction (0.74%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$8,096,000	$7,345,015	0.51%
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$3,777,000	3,335,582	0.23%
Total Oil and Gas Extraction		10,680,597

Other Professional, Scientific, and Technical Services (1.37%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 -
(France, Germany, United Kingdom) (5)	$23,100,000	19,757,892	1.37%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (3.03%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$50,735,000	43,701,100	3.03%

Satellite Telecommunications (1.26%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 8.75%, due 11/30/11	$19,699,380	18,133,476	1.26%

Scheduled Air Transportation (2.77%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16 (5)	$2,286,989	3,048,556	0.21%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (5)	$5,184,655	6,937,068	0.48%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (5)	$5,194,720	6,971,315	0.48%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13 (5)	$2,088,923	2,609,065	0.18%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (5)	$4,779,217	5,486,541	0.38%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (5)	$5,732,201	6,763,997	0.47%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (5)	$6,099,379	8,191,466	0.57%
Total Scheduled Air Transportation		40,008,008

Wired Telecommunications Carriers (2.10%)
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.5%, due 5/1/13 (4), (5)	$12,870,000	65,637	-
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$18,170,000	18,646,962	1.29%
Zayo Group, LLC, 1st Lien Senior Secured Notes, 10.25%, due 3/15/17 (5)	$11,067,000	11,675,685	0.81%
Total Wired Telecommunications Carriers		30,388,284

Wireless Telecommunications Carriers (except Satellite) (0.01%)
Clearwire Communications, LLC, Senior Secured Notes, 12%, due 12/1/15	$183,000	197,183	0.01%

Total Other Corporate Debt Securities (Cost $378,301,462)		391,682,031

Total Debt Investments (Cost $1,025,984,618)		1,057,404,716

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

		Fair	Percent of Cash
Investment	Shares	Value	and Investments

Equity Securities (11.93%)
Activities Related to Credit Intermediation (0.60%)
Online Resources Corporation, Common Stock (2), (4), (6)	1,959,400	$8,699,736	0.60%

Architectural, Engineering, and Related Services (0.53%)
Alion Science & Technology Corporation, Warrants (4)	10,380	564,776	0.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	13,355	1,924,342	0.13%
ESP Holdings, Inc., Common Stock (2), (4), (5), (6)	29,156	5,129,997	0.36%
Total Architectural, Engineering, and Related Services		7,619,115

Data Processing, Hosting, and Related Services (0.79%)
GXS Holdings, Inc., Common Stock (4), (5)	2,611,059	-	-
GXS Holdings, Inc., Series A Preferred Stock (4), (5)	104,442	11,423,975	0.79%
Total Data Processing, Hosting, and Related Services		11,423,975

Depository Credit Intermediation (0.28%)
Doral Financial Corporation, Common Stock (4)	2,410,794	4,001,918	0.28%
Doral GP, Ltd., GP Interest (2), (4), (5), (6)	100	225	-
Total Depository Credit Intermediation		4,002,143

Gambling Industries (4.55%)
Tropicana Entertainment, Inc., Common Stock (4), (5)	180,844	3,200,000	0.22%
TOPV New World Holdings, LLC, Membership Interests - (Canada) (2), (5), (6)	77,133,413	62,578,338	4.33%
Total Gambling Industries		65,778,338

Industrial Machinery Manufacturing (0.46%)
GSI Group, Inc., Common Stock (4), (5)	2,629,562	6,600,201	0.46%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (5)	83	1,904	-

Motor Vehicle Manufacturing (0.00%)
Fleetwood Enterprises, Inc., Common Stock (2), (4), (6)	11,500,685	11,501	-

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (4), (5)	1,799	57,372	-
Bally Total Fitness Holding Corporation, Warrants (4), (5)	3,245	15,576	-
Total Other Amusement and Recreation Industries		72,948

Radio and Television Broadcasting (0.21%)
Encompass Digital Media Group, Inc., Common Stock (2), (4), (5), (6)	661,765	3,009,375	0.21%

Scheduled Air Transportation (0.98%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (5)	252	2,684,981	0.19%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (5)	251	2,663,485	0.18%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (5)	280	3,043,436	0.21%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (5)	260	2,959,783	0.20%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (5)	251	2,941,652	0.20%
Total Scheduled Air Transportation		14,293,337

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2010

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount		Fair	Percent of Cash
Investment	or Shares		Value	and Investments

Equity Securities (continued)
Semiconductor and Other Electronic Component Manufacturing (0.09%)
TPG Hattrick Holdco, LLC, Common Units (4), (5)		1,935,857	$1,258,307	0.09%

Wired Telecommunications Carriers (3.44%)
Integra Telecom, Inc., Common Stock (2), (4), (5), (6)		10,080,250	47,661,402	3.30%
Integra Telecom, Inc., Warrants (2), (4), (5), (6)		3,018,747	-	-
ITC^DeltaCom, Inc., Common Stock (4), (5)		1,120,569	1,624,825	0.11%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)		6,550,500	446,220	0.03%
Total Wired Telecommunications Carriers			49,732,447

Total Equity Securities (Cost $269,470,512)			172,503,327

Total Investments (Cost $1,295,455,130) (7)			1,229,908,043

Cash and Cash Equivalents (14.85%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.10%,
Collateralized by Federal Home Loan Banks Bonds		$1,058,821	1,058,821	0.07%
American Express Credit Corporation, Commercial Paper, 0.25%, due 11/1/10		$35,000,000	34,992,465	2.42%
Chevron Funding Corporation, Commercial Paper, 0.20%, due 10/8/10		$3,000,000	2,999,883	0.21%
Citicorp Funding, Inc., Commercial Paper, 0.29%, due 12/1/10		$19,000,000	18,990,663	1.31%
Toyota Motor Credit Corporation, Commercial Paper, 0.47%, due 10/4/10		$10,000,000	9,999,608	0.69%
Toyota Motor Credit Corporation, Commercial Paper, 0.49%, due 10/4/10		$6,000,000	5,999,755	0.42%
Toyota Motor Credit Corporation, Commercial Paper, 0.31%, due 11/5/10		$15,000,000	14,995,479	1.04%
Toyota Motor Credit Corporation, Commercial Paper, 0.27%, due 11/22/10		$18,000,000	17,992,980	1.25%
Union Bank of California, Commercial Paper, 0.23%, due 10/18/10		$16,000,000	15,998,262	1.11%
Union Bank of California, Commercial Paper, 0.35%, due 10/18/10		$10,000,000	9,998,347	0.69%
Cash Denominated in Foreign Currency (Cost $41,413)	CAD	42,433	41,197	-
Cash Denominated in Foreign Currency (Cost $17,520,033)		€13,270,419	18,079,619	1.25%
Cash Denominated in Foreign Currency (Cost $152,518)		£100,175	157,415	0.01%
Cash Held on Account at Various Institutions		$63,331,827	63,331,827	4.38%
Total Cash and Cash Equivalents			214,636,321

Total Cash and Investments			$1,444,544,364	100.00%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

September 30, 2010

Notes to Statement of Investments:

(1) Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the
Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2) Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3) Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4) Non-income producing security.

(5) Restricted security.

(6) Not a controlling position.

(7) Includes investments with an aggregate fair value of $72,483,807 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $648,058,664 and $602,012,025, respectively.
Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of September 30, 2010 was $974,459,389, or 67.46% of total cash and investments of the Company.

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Nine Months Ended September 30, 2010

Investment income:
Interest income:
Unaffiliated issuers	$86,781,887
Affiliates	9,050,164
Other income	12,307,399
Total investment income	108,139,450

Operating expenses
Management and advisory fees	21,487,500
Portfolio asset depreciation	2,549,206
Amortization of deferred debt issuance costs	800,349
Legal fees, professional fees and due diligence expenses	731,105
Commitment fees	537,759
Interest expense	505,938
Insurance expense	329,118
Custody fees	132,000
Director fees	126,750
Other operating expenses	392,325
Total expenses	27,592,050

Net investment income	80,547,400

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in unaffiliated issuers	42,578,312
Investments in affiliates	(1,283,927)
Foreign currency transactions	(717,978)
Net realized gain	40,576,407

Net change in net unrealized appreciation/depreciation on:
Investments	6,444,451
Foreign currency	(122,692)
Net change in net unrealized appreciation/depreciation	6,321,759

Net realized and unrealized gain	46,898,166

Dividends paid on Series A preferred equity facility	(2,681,880)
Dividends paid to Series Z preferred shareholders	(22,400)
Net change in accumulated dividends on Series A preferred equity facility	(77,404)
Net change in reserve for dividends to Series Z preferred shareholders	5,413

Net increase in net assets applicable to common shareholders
resulting from operations	$124,669,295

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Nine Months
	Ended
	September 30, 2010	Year Ended
	(Unaudited)	December 31, 2009

Total common shareholder committed capital	$1,105,000,000	$1,105,000,000

Net assets applicable to common shareholders, beginning of year	$940,230,903	$463,448,012

Common shareholders contributions	-	110,500,000
Equity placement and offering costs charged to paid-in capital	-	(537,300)
Common shareholders contributions, net	-	109,962,700

Net investment income	80,547,400	79,958,085
Net realized gain	40,576,407	5,728,998
Net change in net unrealized appreciation/depreciation	6,321,759	360,328,325
Dividends paid on Series A preferred equity facility from
net investment income	(2,681,880)	(3,935,716)
Dividends paid to Series Z preferred shareholders from
net investment income	(22,400)	-
Net change in accumulated dividends on Series A preferred
equity facility	(77,404)	763,210
Net change in reserve for dividends to Series Z preferred
shareholders	5,413	(22,711)
Net increase in net assets applicable to common
shareholders resulting from operations	124,669,295	442,820,191

Distributions to common shareholders from:
Net investment income	(65,000,000)	(76,000,000)

Net assets applicable to common shareholders, end of period
(including accumulated net investment income of
$14,528,265 and $1,762,549, respectively)	$999,900,198	$940,230,903

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2010

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$124,669,295
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(40,576,407)
Net change in net unrealized appreciation/depreciation	(6,435,604)
Distributions paid to Series A preferred limited partners	2,681,880
Dividends paid to Series Z shareholders	22,400
Net change in accumulated dividends on Series A preferred equity facility	77,404
Net change in reserve for dividends to Series Z preferred shareholders	(5,413)
Income from paid in-kind capitalization	(13,997,848)
Accretion of original issue and market discount	(4,429,232)
Portfolio asset depreciation	2,549,206
Amortization of deferred debt issuance costs	800,349
Changes in assets and liabilities:
Purchases of investments	(634,060,816)
Net proceeds from sales, maturities and paydowns of investments	602,012,025
Increase in receivable for open trades	(22,965,840)
Increase in accrued interest income - unaffiliated issuers	(2,070,755)
Increase in accrued interest income - affiliated issuers	(2,381,051)
Increase in prepaid expenses and other assets	(73,954)
Increase in payable for investments purchased	5,129,070
Increase in payable to affiliate	185,075
Increase in interest payable	691
Increase in accrued expenses and other liabilities	110,822
Net cash provided by operating activities	11,241,297

Financing activities
Proceeds from draws on credit facility	17,422,750
Dividends paid on Series A preferred equity facility	(2,681,880)
Dividends paid to Series Z preferred shareholders	(22,400)
Distributions paid to common shareholders	(65,000,000)
Net cash used in financing activities	(50,281,530)

Net decrease in cash and cash equivalents	(39,040,233)
Cash and cash equivalents at beginning of period	253,676,554
Cash and cash equivalents at end of period	$214,636,321

Supplemental disclosures
Interest payments	$505,247
Tax payments	23,940

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2010

1.  Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006.  On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a non-taxable transaction.  The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes.  Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership.  All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership.  Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  Partnership management consists of the General Partner and the Board of Directors.  The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.  The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  Each Board of Directors consists of three persons, two of whom are independent.  If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

1.  Organization and Nature of Operations (continued)

two of the Directors.  The remaining directors will be subject to election by holders of the common interests and preferred interests voting together as a single class.

Company Structure

Total maximum capitalization of the consolidated Company is approximately $1.91 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $436 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred shares of the Company.  The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company.  Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares.  The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partner interests in the Partnership.  However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Common Equity

Investors committed to purchase $1.105 billion of the Company’s common shares on dates specified by the Company over a period ending on or prior to April 10, 2009. The Company accepted initial commitments of $725 million in October of 2006 (the “First Close”) and received 20% of this initial commitment at its inception of operations on October 10, 2006.  The Company accepted additional commitments of $260 million on February 22, 2007 (the “Second Close”), and received an initial 20% of these additional commitments on or about February 26, 2007.  The Company accepted a final commitment of $120 million on or about July 2, 2007 (the “Third Close”), and received an initial 20% of this third commitment on or about July 6, 2007.  The Company has called and received the remainder of the common shareholder commitments as follows:

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

1.  Organization and Nature of Operations (continued)

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%
July 31, 2008	November 3, 2008	10%
October 10, 2008	December 15, 2008	10%
January 2, 2009	February 2, 2009	10%

In order to ensure that the appropriate portion of the organizational, offering and operational expenses (excluding interest and preferred dividends) of the Company and the Partnership through the dates of the Second Close and the Third Close (each, a “Close”) was borne by the subscribers to the respective Close, the price per share of the initial drawdown in respect of the Second Close and the Third Close was net asset value plus a premium of approximately $873.88 and $1,815.34, respectively, and distributions in the aggregate amount of these premia ($308.50 and $148.24 per share, respectively) were declared to the Company’s common shareholders of record prior to the issuance of the new shares in the respective Close.  The aggregate effect of the premia received on the net asset value of the Company before the aforementioned distributions is reflected in the Financial Highlights as an increase from capital stock transactions of $456.74 per share, which was entirely offset by the aforementioned distributions.

Preferred Equity Facility

At September 30, 2010, the Partnership had 18,450 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest.  The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  At September 30, 2010, the Partnership was in full compliance with such requirements.  The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

All of the Company’s investments are generally held by the Partnership.  Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.  The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  Transfers between levels are recognized as of the beginning of the reporting period.  At September 30, 2010, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$48,934,500	$12,701,654
2	Other observable market inputs*	282,471,886	282,222,677	8,236,526
3	Independent third-party pricing sources that employ significant unobservable inputs	379,775,564	60,524,854	138,243,011
3	Internal valuations with significant unobservable inputs	3,475,235	-	13,322,136
Total		$665,722,685	$391,682,031	$172,503,327

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the nine months ended September 30, 2010 were as follows:
	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$282,922,138	$109,280,256	$65,282,802
Net realized and unrealized gains (losses)	(1,008,426)	3,976,474	(38,041,994)
Net acquisitions and dispositions	52,473,900	(7,343,924)	104,568,274
Net transfers into category	45,387,952	-	6,704,462
Net transfers out of category	-	(45,387,952)	(270,533)
Ending balance	$379,775,564	$60,524,854	$138,243,011

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(6,111,342)	$3,883,278	$(38,041,944)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$-	$235,752	$14,296,589
Net realized and unrealized gains (losses)	943,371	-	3,856,011
Net acquisitions and dispositions	2,531,864	(235,752)	1,873,998
Net transfers into category	-	-	-
Net transfers out of category	-	-	(6,704,462)
Ending balance	$3,475,235	$-	$13,322,136

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$943,371	$-	$3,856,011

During the nine months ended September 30, 2010, one investment with a beginning-of-period market value of approximately $33.5 million transferred from Level 2 to Level 1, and one investment transferred from Level 3 to Level 2, due to increased trading volumes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

 Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At September 30, 2010, the Partnership held foreign currency denominated investments comprising approximately 9.89% of the Partnership’s total investments by fair value.  Such positions were converted at the closing rate in effect at September 30, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.   The Company and the Partnership report that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

2. Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Equity Placement and Offering Costs

Placement and offering costs in 2006 and 2007 for the Company’s common equity were $1,245,000 and $5,796,512, respectively.  $6,853,000 of the costs were charged to paid-in capital and $188,512 of the costs were expensed.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.  The Partnership’s income or loss is reported in the partners’ income tax returns.  As of September 30, 2010, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities.  No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations.  Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at September 30, 2010 were as follows:

Unrealized appreciation	$128,286,870
Unrealized depreciation	(193,833,957)
Net unrealized depreciation	(65,547,087)

Cost of investments	$1,295,455,130

Distributions and the net change in accumulated distributions to holders of the Series A Preferred are treated as distributions of ordinary income for federal tax purposes.

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner.  For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership.  Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

3.  Allocations and Distributions (continued)

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date.  The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions.  The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the Partnership, less any Company expenses and dividends to Series Z Preferred Shareholders. Any net long-term capital gains are distributed at least annually.  As of September 30, 2010, the Company had distributed $202,563,369 to the common shareholders since inception.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding.  In addition to the management fee, the General Partner of the Partnership is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million.  The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations.  Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.  The weighted average interest rate on outstanding borrowings at September 30, 2010 was 0.97%.  In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding.  The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of September 30, 2010, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation.  At September 30, 2010, outstanding borrowings included €65,000,000 (US $88,556,000), and interest payable included €1,753 (US $2,393).

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the  Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $54.4 million at September 30, 2010.  These instruments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company.  The Partnership has also recognized liabilities to third parties for equity placement costs of the Company which will be paid out of contributions by the Company.

8.  Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 560 Series Z preferred shares authorized, issued and outstanding as of September 30, 2010.  The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

9.  Shareholders’ Capital

Issuances of common stock were as follows:

	Nine Months Ended September 30, 2010	Year Ended December 31, 2009
Number of shares issued	-	14,954.3637

Gross proceeds from share issuance	$-	$110,500,000
Equity placement and offering costs	-	(537,300)
Net proceeds	$-	$109,962,700

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

10. Financial Highlights
	Nine Months Ended September 30, 2010 (Unaudited)				October 10, 2006 (Inception) to December 31, 2006

		Year Ended December 31,
		2009	2008	2007

Per Common Share(1)
Net asset value, beginning of period	$12,009.93	$7,317.59	$15,376.96	$20,038.77	$20,000.00

Equity placement costs charged to paid-in capital	-	(6.86)	(18.62)	(355.40)	(10.34)

Investment operations:
Net investment income (loss)	1,028.86	1,022.14	1,095.15	(666.61)	(111.27)
Net realized and unrealized gain (loss)	599.05	4,688.68	(8,186.72)	(2,506.47)	164.16
Dividends on Series A preferred equity facility	(34.25)	(50.27)	(104.90)	(79.02)	-
Distributions to Series Z preferred shareholders	(0.29)	-	(0.95)	-	-
Net change in accumulated dividends on Series
A preferred equity facility	(0.99)	9.72	5.96	(74.10)	(3.07)
Net change in reserve for dividends to Series Z
preferred shareholders	0.07	(0.29)	0.51	(1.36)	(0.71)

Total from investment operations	1,592.45	5,669.98	(7,190.95)	(3,327.56)	49.11

Net increase from capital stock transactions	-	-	-	456.74	-

Distributions to common shareholders from:
Net investment income	(830.27)	(970.78)	(849.80)	-	-
Returns of capital	-	-	-	(1,435.59)	-

Net asset value, end of period	$12,772.11	$12,009.93	$7,317.59	$15,376.96	$20,038.77

Return on invested assets (2), (3)	13.4%	58.9%	(32.0)%	(3.3)%	3.2%

Total return to common shareholders (2), (4)	13.7%	81.6%	(51.2)%	(19.2)%	0.2%

Ratios to average common equity: (5), (6)
Net investment income (loss)	11.1%	11.2%	8.7%	0.1%	(3.3)%
Expenses	3.8%	4.9%	7.9%	11.7%	14.3%
Expenses and General Partner allocation	3.8%	4.9%	7.9%	11.7%	14.3%

Ending common shareholder equity	$999,900,198	$940,230,903	$463,448,012	$694,367,823	$145,281,047
Portfolio turnover rate (2)	50.1%	48.3%	61.5%	42.7%	6.1%
Weighted-average debt outstanding	$80,022,515	$119,602,754	$347,492,137	$125,714,977	$4,253,012
Weighted-average interest rate	0.8%	1.3%	3.8%	5.5%	5.7%
Weighted-average number of shares	78,287.8060	78,246.8351	50,800.8348	19,776.0839	7,250.0000
Average debt per share (7)	$1,022	$1,529	$6,840	$6,357	$587

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2010

10. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2010:
Return on invested assets (3)	5.4%
Internal rate of return (8)	3.3%

(1) Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2) Not annualized for periods of less than one year.

(3) Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4) Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(5) Annualized for periods of less than one year, except for allocations to the General Partner.

(6) These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility. The ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company's relatively smaller capital base while the Company was ramping up.

(7) Includes subscribed shares.

(8) Returns are net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the Company.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (Unaudited)

September 30, 2010

	Value,			Value,
	Beginning of			End of
Investment	Period	Acquisitions	Dispositions	Period

Doral GP, Ltd., GP Interest	$225	$-	$-	$225
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	-	7,263,082	(4,556,250)	2,981,250
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	-	61,639,067	-	68,810,777
Encompass Digital Media Group, Inc., Common Stock	-	3,179,500	-	3,009,375
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14	20,473,335	-	-	18,127,371
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes,
18% PIK, due 3/31/15	1,714,918	-	-	2,083,846
ESP Holdings, Inc., 15% PIK, Preferred Stock	1,779,514	-	-	1,924,342
ESP Holdings, Inc., Common Stock	6,704,462	-	-	5,129,997
Fleetwood Enterprises, Inc., Common Stock	53,418	-	(34,936)	11,501
Gateway Casinos & Entertainment Limited, 1st Lien Term Loan,
LIBOR + 8.5%, due 9/16/14	-	12,759,916	-	15,272,213
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13	1,368,558	-	(1,361,325)	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan,
LIBOR + 7.25%, due 4/15/15	-	15,666,887	(39,459)	15,832,614
Integra Telecom, Inc., Common Stock	51,503,558	-	-	47,661,402
Integra Telecom, Inc., Warrants	202,300	-	-	-
Online Resources Corporation, Common Stock	10,306,444	-	-	8,699,736
TOPV New World Holdings, LLC, Membership Interests	-	92,166,514	-	62,578,338

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

September 30, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,422,993
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
GSI Group, Inc., Common Stock	7/23/10	6,788,812
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	Various 2010	16,377,147
GXS Holdings, Inc., Common Stock	3/28/08	2,510,633
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	100,425
Hawaiian Telcom Communications, Senior FRN, LIBOR + 5.5%, due 5/1/13	Various 2008	5,025,972
ITC^DeltaCom, Inc., Common Stock	Var. 2008 & 2009	621,900
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	17,780,617
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	17,142,810
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	8,982,702
Precision Holdings, LLC, Class C Membership Interests	9/30/10	1,858
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2010	32,600,251
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	1,781,860
TPG Hattrick Holdco, LLC, Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	2,286,989
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	5,184,655
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	5,194,720
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	2,088,923
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	4,779,217
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	5,732,201
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	6,099,379
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	1,244,927
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	1,234,861
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	1,624,789
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	1,704,817
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	1,449,912
Zayo Group, LLC, 1st Lien Senior Secured Notes, 10.25%, due 3/15/17	3/5/10	10,935,569

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

September 30, 2010

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments, at fair value:
Unaffiliated issuers	$-	$977,785,056	$-	$977,785,056
Affiliates	-	252,122,987	-	252,122,987
Total investments	-	1,229,908,043	-	1,229,908,043

Investments in subsidiary	1,000,017,790	-	(1,000,017,790)	-
Cash and cash equivalents	-	214,636,321	-	214,636,321
Receivable for open trades	-	29,985,014	-	29,985,014
Accrued interest income:
Unaffiliated issuers	-	26,285,481	-	26,285,481
Affiliates	-	2,390,869	-	2,390,869
Deferred debt issuance costs	-	4,563,205	-	4,563,205
Receivable from subsidiary	773,163	-	(773,163)	-
Receivable from parent	-	21,104	(21,104)	-
Prepaid expenses and other assets	88,678	188,205	-	276,883
Total assets	1,000,879,631	1,507,978,242	(1,000,812,057)	1,508,045,816

Liabilities
Credit facility payable	-	88,556,000	-	88,556,000
Payable for investments purchased	-	45,422,931	-	45,422,931
Management and advisory fees payable	-	2,387,500	-	2,387,500
Equity placement costs payable	543,163	-	-	543,163
Interest payable	-	2,393	-	2,393
Payable to subsidiary	21,104	-	(21,104)	-
Payable to parent	-	773,163	(773,163)	-
Payable to affiliate	35,187	149,888	-	185,075
Accrued expenses and other liabilities	81,928	689,138	-	771,066
Total liabilities	681,382	137,981,013	(794,267)	137,868,128

Preferred equity
Series A preferred limited partner interests;
$20,000/interest liquidation preference; 25,000
interests authorized, 18,450 interests issued and
outstanding	-	369,000,000	-	369,000,000
Accumulated dividends on Series A preferred limited
partner interests	-	979,439	-	979,439
Series Z preferred stock; $500/share liquidation preference;
560 shares authorized, issued and outstanding	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	18,051	-	-	18,051
Total preferred equity	298,051	369,979,439	-	370,277,490

Minority interest
General partner interest in Tennenbaum
Opportunities Partners V, LP	-	-	-	-
				-
Net assets applicable to common shareholders	$999,900,198	$1,000,017,790	$(1,000,017,790)	$999,900,198

Composition of net assets applicable to common
shareholders
Common stock	$78	$-	$-	$78
Paid-in capital in excess of par	1,079,663,785	1,081,728,330	(1,081,728,330)	1,079,663,785
Paid-in capital	-	-	-	-
Accumulated losses	(79,745,614)	(81,710,540)	81,710,540	(79,745,614)
Accumulated dividends to Series Z preferred
shareholders	(18,051)	-	-	(18,051)
Net assets applicable to common shareholders	$999,900,198	$1,000,017,790	$(1,000,017,790)	$999,900,198

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Nine Months Ended September 30, 2010

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income	$-	$95,832,051	$-	$95,832,051
Other income	-	12,307,399	-	12,307,399
Total interest and related investment income	-	108,139,450	-	108,139,450

Operating expenses
Management and advisory fees	-	21,487,500	-	21,487,500
Portfolio asset depreciation	-	2,549,206	-	2,549,206
Amortization of deferred debt issuance costs	-	800,349	-	800,349
Legal fees, professional fees and due diligence expenses	34,203	696,902	-	731,105
Commitment fees	-	537,759	-	537,759
Interest expense	-	505,938	-	505,938
Insurance expense	109,625	219,493	-	329,118
Custody fees	-	132,000	-	132,000
Director fees	46,454	80,296	-	126,750
Other operating expenses	46,798	345,527	-	392,325
Total expenses	237,080	27,354,970	-	27,592,050

Net investment income (loss)	(237,080)	80,784,480	-	80,547,400

Net realized and unrealized gain
Net realized gain	-	40,576,407	-	40,576,407
Net change in net unrealized depreciation	124,923,362	6,321,759	(124,923,362)	6,321,759
Net realized and unrealized gain	124,923,362	46,898,166	(124,923,362)	46,898,166

Dividends paid on Series A preferred equity facility	-	(2,681,880)	-	(2,681,880)
Dividends paid to Series Z preferred shareholders	(22,400)	-	-	(22,400)
Net change in accumulated dividends on
Series A preferred equity facility	-	(77,404)	-	(77,404)
Net change in reserve for distributions to
Series Z preferred shareholders	5,413	-	-	5,413

Net increase in net assets applicable to common
shareholders resulting from operations	$124,669,295	$124,923,362	$(124,923,362)	$124,669,295